UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2021
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 20, 2021. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	746,987,590	11,519,828	1,336,840	152,618,950
Ari Bousbib	734,354,338	24,052,363	1,437,557	152,618,950
Jeffery H. Boyd	747,080,702	11,453,756	1,309,800	152,618,950
Gregory D. Brenneman	696,475,025	62,029,266	1,339,967	152,618,950
J. Frank Brown	746,909,431	11,486,777	1,448,050	152,618,950
Albert P. Carey	714,470,384	43,995,396	1,378,478	152,618,950
Helena B. Foulkes	708,517,620	43,958,478	7,368,160	152,618,950
Linda R. Gooden	755,337,965	3,161,210	1,345,083	152,618,950
Wayne M. Hewett	754,053,174	4,440,096	1,350,988	152,618,950
Manuel Kadre	753,340,453	4,977,470	1,526,335	152,618,950
Stephanie C. Linnartz	750,439,441	8,194,683	1,210,134	152,618,950
Craig A. Menear	700,668,584	54,379,155	4,796,519	152,618,950
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2021 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
870,712,638	40,054,188	1,696,382	N/A
Proposal 3: An advisory vote on executive compensation ("Say-on-Pay") was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
714,473,194	42,507,311	2,863,753	152,618,950
Proposal 4: A shareholder proposal regarding amendment of the shareholder written consent right was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
348,787,627	406,705,299	4,351,332	152,618,950
Proposal 5: A shareholder proposal regarding a political contributions congruency analysis was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
286,416,044	467,863,021	5,565,193	152,618,950
Proposal 6: A shareholder proposal regarding a report on prison labor in the supply chain was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
99,864,878	649,078,180	10,901,200	152,618,950

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 26, 2021	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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